UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

OMNIQ CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40768	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1865 West 2100 South, Salt Lake City, UT 84119

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	OMQS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2024, Omniq Corp’s (the “Company’) wholly owned subsidiary, Quest Marketing, Inc. (“Quest”) with Prestige Capital Finance, LLC (“Prestige”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) in which Quest has sold, transferred and assigned all of its right, title and interest to specific accounts receivable owed to Quest, as set forth on the assignment forms provided by Prestige (the “Assignments”) together with all rights of action accrued or to accrue thereon, including without limitation, full power to collect, sue for, compromise, assign or in any other manner enforce collection thereof in Prestige’s name or otherwise. In exchange for those specific accounts receivables owed to Quest, Prestige has paid to Quest eighty percent (80%) of the face value of the accounts therein described (the “Down Payment”). Notwithstanding anything to the contrary contained in this Agreement, the maximum outstanding balance of Quest to Prestige shall be $7,500,000 (“Maximum Advance”).

In addition, Prestige’s purchase from Quest shall be at a discount, which such discount shall be based on the number of days an account is outstanding from the date of the down payment. The discount fee, which shall be based on the number of days an account is outstanding from the date of the down payment, shall be as follows: If paid within 30 days a discount fee of 1.50% plus an additional .50% for each 10-day period thereafter up to a maximum of 90 days. Notwithstanding the foregoing, if an account is not repaid in accordance with a chargeback of such account (as further provided in the Purchase and Sale Agreement), then the discount fee shall increase by 1.5% for each 10-day period (the “Default Rate”) thereafter, until the account is paid in full.

Item 2.03 Creation of a Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Exhibit Number	Description
10.1	Purchase and Sale Agreement, dated January 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2024

OMNIQ Corp.

By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
President and CEO